Corporate Presentation

中国安全技术集团

CFS China Fire & Security Group, Inc.

Sureland Industrial Fire Safety Limited

Ticker: CFSG

February 2008

Safe Harbor Statement

Certain statements in this presentation are forward looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the
Companies periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC.
The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

80
60
40
20
0
16.5
5.2
21.6
7.3
32.5
8.5
46.3
15.6
66.6
22.3
FY 2004
FY 2005
FY 2006
2007 (Preliminary)
2008 (Guidance)

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Company Overview

Leading provider of total solutions in the
Industrial Fire Safety Sector in China

A market leader with high entry barrier
and competitive differentiation in a
fragmented market

Reoccurring revenue opportunities with
top-tier customer base

Innovative R&D team with a portfolio of
patented and proprietary products

Well recognized brand name backed by
numerous awards and honors

Positioned to benefit from China’s
movement to higher industrial safety
standards and strong economic
expansion

Capital Structure/Other Information

Symbol: CFSG (NASDAQ)

Stock Price (02/13/2007): $10.61

F/D shares outstanding: 27.8 million

Float: 6.2 million

Market Cap: $295 million

Management ownership: 50.7%

Fiscal year end: December

Auditor: Moore, Stephens, Wurth and Frazer

* Proforma Net Income excludes non-cash loss of $1.6 million for change in fair value of warrants in 2006 and gain of 1.2 million in 2007

Net Income

(proforma*)

Financial Overview ($ in millions)

Revenue

Investment Highlights

China’s Industry Play

Industrial fire protection market is about $1 Billion in 2006 and grow at 11% annually

Industrialization process across all sectors and throughout China

Steel industry in particular with new fire standard in place

Overall improvement in government enforcement on Fire Safety

First mover

Founded in 1995, China Fire & Security Group is headquartered in Beijing with more than

  500 employees and 30 sales offices throughout China.

Largest manufacturer, distributor, and installer of industrial fire protection products and services in China.

Strong R&D with 43 issued patents in products all aspects of industrial fire safety from fire detection to fire system control and extinguishing.

First-tier client base

State owned multi-billion dollar companies: Top 10 iron and steel companies, top 5 power plant groups, top 2 petrochemical producers.

Focus on organic growth with potential as a consolidator in China

Recent Financial Results Q3/2007

187%

38%

4.4

Net Income

253%

35%

4.1

Operating Income

80%

59%

6.9

Gross Profit

44%

100%

11.6

Revenue

$ million       % of Sales         Y/Y Growth

CFSG Operates in a Rapidly Growing Industry

Market Opportunity:

Annual market size for the fire prevention and remediation industry in the PRC exceeded $3.7 billion ( USD) in 2005 with the industrial sub sector estimated at $ 900 million.

Driven by multiple government regulations, the industry is expected to grow at more than 11 percent annually for the next five years*

Growth Drivers:

China’s industrialization is driving significant demand for industrial fire prevention and remediation systems

Increased government regulations

             - Fire Services Law enacted in 1998

             - Safety Production Law enacted in 2002

           - Fire standards for Iron and Steel industry in 2007

Large and under penetrated market for existing structures with inadequate fire safety systems – An estimated 80% of steel plants are not fully compliant with current fire safety requirements.

CFSG has only 4% of the market share of industrial fire protection industry while providing a superior product offering at comparably lower price points creating ample opportunities for growth

*(Source: “China Building Mechanical & Electrical Engineering” March 2006)

Significant Entry Barrier

Industrial Fire Safety Systems Demand a Greater Degree of
Technical Specialization as Compared to General Residential
and Commercial Construction Creating a niche for CFSG

Designers must consider a myriad of complex technologies, safety factors, as well as, unique fire hazard risks associated with various areas of protection

CFSG’s specialized products & technologies address adverse environmental problems such as humidity, dust and electro-magnetic interference

CSFG provides “end-to-end” turnkey solutions and services that are required by many industrial customers

43 issued patents covering: fire detecting, system control, and fire extinguishing technologies

High displacement barriers after initial installation with ongoing high margin maintenance opportunities

Current Sales and Implementation Process

    Typical industrial fire prevention and fighting system contract

Identifying

target projects

Project tendering and

Contract signing

Specialized fire

facilities design

Business contact

and technical service

for target customers

Risk analysis of fire hazard

Technical solution of fire safety system

Testing on fire hazard

Fire detection system

Fire extinguishing system

Fire alarm control system

Maintenance

System integration

(including purchasing of

peripheral products)

Product Manufacture

Quality Control

Installation and

management

Total Solutions
Product Sales
Maintenance Services
27%
2%
71%

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Revenue Composition

Three major revenue sources:

Total Solutions (71%) – complete design and installation of fire prevention and suppression systems

Product Sales (27%) – the sale of proprietary and other fire detection and remediation products is done through regional sales offices and value added resellers

Maintenance Services (2%) – provided to customers after the
installation of relevant fire prevention and suppression systems

Revenue breakdown*

* Results of 9M/2007

Product Offering: Fire Detectors

Linear Heat Detectors

        Required in all industrial environments to detect potential fire hazards in power cables, oil tanks, pipelines, machineries, power plants, large storage, etc.

Flame Detectors ( Multi-Frequency Infrared Flame Detectors)

        Based on leading global technology and is widely used in petrochemical plants, hydraulic oil storage, airports, etc.

Gas Detectors (Long-haul Flash type IR Combustible Gas Detectors)

        Can detect a range of 120m x 14m space and works under all weather conditions.
It is widely used in oil drilling platforms, oil transportation pipelines, chemical storage facilities, winery storage, etc.

Industrial Fire Detectors are required in all industrial
environments to detect potential fire hazards.

工业消防安全网络监控系统
Network Supervisor Control for Industrial Fire Safety

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Product Offering: Controllers

Industrial Fire Alarm Control and Management Systems
functions as the operating system for the fire detection
and extinguishing systems, and all protected areas. A fire
alarm triggers the activation of the automatic fire
extinguishing system:

Fire Alarm and Control System

Cell-based Fire Safety Information Management
System

Network-based Monitoring and Command System

Network-based Customer Service System

Product Offering: Extinguishers

Industrial Fire Extinguishing Systems spray water mist evenly through valves that can be controlled automatically to ensure effective regional fire extinguishing:

Specialized Water Spray Fire Extinguishing System

Medium Pressure Single Fluid Water Mist Extinguishing System

Strong R&D Capability

R&D team includes staff of 30, the majority which graduated from Top
Universities

Consists of four groups: Detection, Controller, Fire Extinguishing, and
System Integration. CFSG has partnerships with other research institutes and universities to jointly develop products for certain consumer applications

Two “Best of Class” industrial testing facilities, where analysis and examination of products and systems are conducted utilizing real world conditions.

Experienced advisors and consultants, including a technical consultant who was the former Chief of the Fire Prevention Bureau.

Leading Industry Standard

CFSG has continued to strengthen its position as a leader in the development of PRC’s national fire safety standards:

Editorial member for the “Linear Type Heat Detectors”

Chief Editorial member for the “Design of Fire Prevention Standards for
Metallurgy, Iron and Steel Enterprises”

Editorial member for the “Standardization for Fire Prevention Designs in
Thermal Power Generating Plants and Transformer Stations”

Major participating units for the provincial fire safety standard in the
Liaoning, Hubei, Shan Xi, Guang Dong

Manufacturing Facilities

Located in Beijing and Tianjin – Total 200,000 sq. ft. facility;

Annual production capacity of 6 million meters (approximately
20 million feet) of linear heat detectors

35% of capacity utilization with ample room to accommodate
future growth

Nationwide Sales Network

Shanghai

Ningbo

Beijing

Guangdong

Jiangsu

Zhejiang

Hubei

Hunan

Jiangxi

Anhui

Shandong

Liaoning

Hebei

Shanxi

Inner Mongolia

Shanxi

XinJiang

Xiquan

Guizhou

Yunnan

Wuhan

Chongqing

Kunming

Urumqi

Chengdu

Guiyang

Jiayuguan

Anshan

Baotou

Guangzhou

Nanjing

Changsha

Taiyuan

Headquarters

Office/ Branches

Customers

Gansu

Heilongjiang

Nanchang

Broad customer
base which spans
over 20 provinces
in the PRC

30 branches and
offices throughout
PRC

Excellent
relationships with
outside distributors
and resellers.

Sample Client List

Most are first tier state-owned enterprises with a significant number of contracts exceeding RMB 10 million (approximately $1.25 million).

10.0

DaTang Power

19.5

Wuhan Iron and Steel Company

16.8

Ma An Shan Iron and Steel Company

31.0

25.2

Capital Iron and Steel Company

Anshan Iron and Steel Company

6.5

Changjiang Sanxia (“Three Gorges”)

2.0

HuaNeng Power

By the end of Q3/2007

7.4

PetroChina Company

Client Name

Cumulative Contract Value

in $ million

中国消防协会
CHINA FIRE PROTECTION ASSOCIATION

工程设计证书

XQC

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Awards and Certifications

Ranked No.1 in the category of “System Contracting Enterprises” and on top of the list of the “Top 30 Companies in the Fire Protection Industry” by the
China Fire Protection Association.

Top Level Design Qualification

Top Level Engineering Qualification from the Ministry of Construction; needed for total solutions in China

UL Certification from Underwriters Laboratories Inc. of the U.S.

Strong Financial Performance

Selected Financial Results (in $ million)

$0.14

34%

$3.9

$4.2

$3.5

$2.8

55%

$6.3

$11.5

Q2/2007

$0.16

 38%

$4.4

 $4.4

$4.1

$2.8

59%

$6.9

$11.6

Q3/2007

$0.12

$0.35

$0.30

$0.22

Proforma EPS (Diluted)

35%

26%

34%

32%

Proforma Net Margin

$3.3

$8.5

$7.3

$5.2

Proforma Net Income*

$4.1

$7.0

$7.3

$5.2

Net Income

$3.3

$8.6

$7.0

$5.2

Operating Income

$1.7

$8.3

$5.5

$4.1

Operating Expenses

53%

50%

58%

56%

Gross Margins

$5.0

$16.2

$12.5

$9.3

Gross Profit

$9.5

$32.5

$21.6

$16.5

Revenue

Q1/2007

2006

2005

2004

* Proforma Net Income excludes non-cash gain/loss for change in fair value of warrants: loss of $1.6 million for year 2006, gain of
$0.8 million for Q1/2007, and gain of $0.4 million for Q2/2007.

Balance Sheet Highlights

Selected Financial Results (in $ million)

$35.7

$20.1

$55.9

$49.0

$4.7

$15.0

$9.4

2007

June 30

$44.5

$20.0

$64.5

$55.1

 $4.3

 $17.1

$13.8

2007

September 30

$29.5

$25.0

Shareholders' Equity

$19.8

$20.6

Total Current Liabilities

$51.1

$48.3

Total Assets

$46.4

$43.7

Total Current Assets

$3.5

$4.2

Inventory

$14.7

$13.3

Accounts Receivable, NET

$10.7

$11.0

Cash and Restricted Cash

2007

2006

March 31

December 31

Preliminary Results:

2007 Annual Results

            - Revenue:                         $46.3 million,     43%

            - Net Income (GAAP):       $16.8 million,   141%

            - Net Income (Proforma): $15.6 million,     83%

            - Backlog:                          $62 million

Q4/2007 Quarterly Results

      - Revenue:                         $13.7 million,     46%

      - Net Income:                              $  4.0 million,   239%

2007 Preliminary Results

2008 Financial Guidance:

            - Revenue:      at least $66.6 million,    44%

            - Net Income:  at least $22.3 million,    43%

            - GAAP EPS:   at least $0.78

2008 Financial Guidance

Experienced Management Team

Gang Jin Li, Chairman of the Board, Mr. Li founded the company in February 1995 and is responsible for the strategic planning, sales and marketing of the company. He has over 12 years experience in the fire prevention and fighting industry in
China. Mr. Li received his Master of Management Degree from Beijing University in 1991 and Bachelor of Engineering from
Wuhan Iron and Steel University in 1982.

Brian Lin, CEO, Mr. Lin has over 17 years management and technical experience both in the US and China. Mr. Lin is an early stage investor and co-founder of the Company and has been providing strategic guidance since its inception. Prior to joining the
Company full time in January 2006, Mr. Lin held various management and technical positions with PacificNet and UTStarcom I
China and Nortel Networks and Motorola in the US. Mr. Lin received his Master’s Degree in Electrical Engineering from University of Toronto, Canada in 1989.

Tieying Guo, President , Ms. Guo has served as President of our subsidiary, Sureland Industrial Fire Safety Limited since
July 2006 and brings over twenty years experience in China’s fire protection industry. From January 2004 to July 2006, Ms. Guo was the Executive Vice President of China Fire Group, a fire protection equipment and engineering company in China which was listed in the Hong Kong Stock Exchange in 2003. Ms. Guo provided key strategic guidance in all the M&A activities for China Fire
Enterprise Group. From 2000 to 2004, Ms. Guo held management positions with China Huandao Group, the largest state-owned group under the Ministry of Public Safety which owned nearly all the largest state owned fire protection and securities companies in China.

Growth Strategy

Gain additional market share through new and existing customers operating in our core industries - iron and steel production, power plants, petrochemical plants, and special purpose construction

Capture business in new industries such as transportation (subway and tunnel systems), marines, nuclear energy, and large open-space markets (i.e.)
exhibition halls, stadiums and theatres

Seek targeted acquisitions with strong product lines and/or engineering capabilities in regional markets that will bolster our current product portfolio and addressable customer base

Further explore international market opportunities through additional OEM and international distribution relationships

Questions?

Brian Lin, CEO

Robert Yuan, Chief Accounting Officer

Tel:  +86-10-8441-7848

Email: ir@chinafiresecurity.com

www.chinafiresecurity.com